Financial Risk Management	12 Months Ended
Dec. 31, 2023
Financial Risk Management
Financial Risk Management

16. Financial Risk Management

The Partnership’s activities expose it to a variety of financial risks, including market risk, liquidity risk and credit risk. The Partnership’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimize potential adverse effects on the Partnership’s financial performance. The Partnership makes use of derivative financial instruments such as interest rate swaps and forward foreign exchange contracts to mitigate certain risk exposures.

Market risk

Interest Rate Risk: The Partnership had no debt outstanding as of December 31, 2023. The Partnership was subject to market risks relating to changes in interest rates because it had floating rate debt outstanding. Significant increases in interest rates could adversely affect the Partnership’s results of operations and its ability to service its debt. The Partnership used interest rate swaps to reduce its exposure to market risk from changes in interest rates. The principal objective of these contracts was to minimize economic risks and costs associated with its floating rate debt and not for speculative or trading purposes. As of December 31, 2022, the Partnership had economically hedged 14.3% of its floating interest rate exposure on its outstanding borrowings by swapping the variable rate for a fixed rate.

The aggregate principal amount of the Partnership’s outstanding floating rate debt which was not economically hedged as of December 31, 2022 was $797,817. As an indication of the extent of the Partnership’s sensitivity to interest rate changes, an increase or decrease in LIBOR or SOFR of 10 basis points would have decreased or increased, respectively, the profit during the year ended December 31, 2022 by $809, based upon its debt level at the end of the reporting period (December 31, 2021: $767).

Interest Rate Sensitivity Analysis: The Partnership had no interest rate swaps as of December 31, 2023. The fair value of the interest rate swaps as of December 31, 2022 was estimated as a net asset of $3,576. For the three years ended December 31, 2023, the interest rate swaps were not designated as cash flow hedging instruments (Note 18).

The interest rate swap agreements described below were subject to market risk as they were recorded at fair value in the statement of financial position at year end. The fair value of interest rate swap liabilities increases when interest rates decrease and decreases when interest rates increase. The Partnership had no interest rate swaps as of December 31, 2023. As of December 31, 2022, if interest rates had increased or decreased by 10 basis points with all other variables held constant, the positive/(negative) impact, respectively, on the fair value of the interest rate swaps would have amounted to approximately $195 (December 31, 2021: $404) affecting Gain on derivatives in the respective periods.

Currency Risk: Currency risk is the risk that the value of financial instruments and/or the cost of commercial transactions will fluctuate due to changes in foreign exchange rates. Currency risk arises when future commercial transactions and recognized assets and liabilities are denominated in a currency that is not the Partnership’s functional currency. The Partnership is exposed to foreign exchange risk arising from various currency exposures primarily with respect to technical maintenance and crew costs denominated in euros (“EUR”). Specifically, for the year ended December 31, 2023, approximately $49,094 of the operating and administrative expenses were denominated in euros (December 31, 2022: $40,226 and December 31, 2021: $42,426). As of December 31, 2023, approximately $3,946 of the Partnership’s outstanding trade payables and accruals were denominated in euros (December 31, 2022: $9,900).

As an indication of the extent of the Partnership’s sensitivity to changes in exchange rate, a 10% increase in the average EUR/USD exchange rate would have decreased its profit and cash flows during the year ended December 31, 2023 by $4,909, based upon its expenses during the year (December 31, 2022: $4,023 and December 31, 2021: $4,243).

Liquidity risk

Liquidity risk is the risk that arises when the maturity of assets and liabilities does not match. An unmatched position potentially enhances profitability but can also increase the risk of losses.

The Partnership manages its liquidity risk by receiving capital contributions to fund its commitments and by maintaining cash and cash equivalents.

The following tables detail the Partnership’s expected cash flows for its financial liabilities. The tables have been drawn up based on the undiscounted cash flows of financial liabilities based on the earliest date on which the Partnership can be required to pay. The tables include both interest and principal cash flows. Variable future interest payments were determined based on an average LIBOR/SOFR plus the margins applicable to the Partnership’s loans at the end of each year presented.

	Weighted-
	average
	effective	Less
	interest	than 1
	rate	month	1-3 months	3-12 months	1-5 years	5+ years	Total
December 31, 2022
Trade accounts payable		8,895	405	—	—	—	9,300
Due to related parties		—	2,873	—	—	—	2,873
Other payables and accruals*		8,780	10,733	6,669	—	—	26,182
Other non-current liabilities*		—	—	—	79	—	79
Lease liabilities		1,642	3,125	14,453	47,067	—	66,287
Variable interest loans	6.50%	13,622	22,188	104,684	900,841	26,274	1,067,609
Total		32,939	39,324	125,806	947,987	26,274	1,172,330
December 31, 2023
Trade accounts payable		9,224	106	—	—	—	9,330
Other payables and accruals*		2,306	3,901	7,418	—	—	13,625
Lease liabilities		2,717	5,260	24,317	68,862	—	101,156
Total		14,247	9,267	31,735	68,862	—	124,111
*	Non-financial liabilities are excluded.

The amounts included above for variable interest rate instruments were subject to change if changes in variable interest rates differed from those estimates of interest rates determined at the end of the reporting period.

The following table details the Partnership’s expected cash flows for its derivative financial instruments. The table has been drawn up based on the undiscounted contractual net cash (inflows)/ outflows on derivative instruments that are settled on a net basis. When the amount payable or receivable is not fixed, the amount disclosed has been determined by reference to the projected interest rates as illustrated by the yield curves existing at the end of the reporting period. The undiscounted contractual cash flows are based on the contractual maturities of the interest rate swaps.

	Less than 1
	month	1-3 months	3-12 months	1-5 years	Total
December 31, 2022
Interest rate swaps	(7)	—	(2,514)	(1,222)	(3,743)
Total	(7)	—	(2,514)	(1,222)	(3,743)

As of December 31, 2023, the Partnership did not have interest rate swaps.

The Partnership expects to be able to meet its current obligations resulting from financing and operating its vessels using the liquidity existing at year-end and the cash generated by operating activities. The Partnership expects to be able to meet its long-term obligations resulting from financing its vessels through cash generated from operations.

Credit risk

Credit risk is the risk that a counterparty will fail to discharge its obligations and cause a financial loss and arises from cash and cash equivalents, short-term cash deposits, favorable derivative financial instruments and deposits with banks and financial institutions, as well as credit exposures to customers, including trade and other receivables and amounts due from related parties. The Partnership is exposed to credit risk in the event of non-performance by any of its counterparties. To limit this risk, the Partnership currently deals exclusively with financial institutions and customers with high credit ratings.

	As of
	December 31,
	2022	2023
Cash and cash equivalents	198,122	11,887
Short-term cash deposits	25,000	—
Trade and other receivables	11,185	24,444
Due from related parties	—	15,295
Derivative financial instruments	3,576	—

For the years ended December 31, 2021, December 31, 2022 and December 31, 2023, 56%, 44% and 39%, respectively, of the Partnership’s revenues were earned from subsidiaries of Shell and accounts receivable were not collateralized; however, management believes that the credit risk is partially offset by the creditworthiness of the Partnership’s principal counterparty and the fact that the hire is being collected in advance. The Partnership did not experience any credit losses on its accounts receivable portfolio during the three years ended December 31, 2023. The carrying amount of financial assets recorded in the consolidated financial statements represents the Partnership’s maximum exposure to credit risk. Management monitors exposure to credit risk and believes that there is no substantial credit risk arising from the Partnership’s counterparty.

The credit risk on liquid funds and derivative financial instruments is limited because the direct and indirect counterparties are banks with high credit ratings assigned by international credit rating agencies.